COMMITMENTS AND CONTINGENCIES	3 Months Ended
Mar. 31, 2017
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

Operating Leases.  We and Summit Investments lease certain office space to support our operations.  We have determined that our leases are operating leases. We recognize total rent expense incurred or allocated to us in general and administrative expenses. Rent expense related to operating leases, including rent expense incurred on our behalf and allocated to us, was as follows:

	Three months ended March 31,
	2017	2016
	(In thousands)
Rent expense	$688	$616

Legal Proceedings. The Partnership is involved in various litigation and administrative proceedings arising in the normal course of business. In the opinion of management, any liabilities that may result from these claims or those arising in the normal course of business would not individually or in the aggregate have a material adverse effect on the Partnership's financial position or results of operations.

Environmental Matters. Although we believe that we are in material compliance with applicable environmental regulations, the risk of environmental remediation costs and liabilities are inherent in pipeline ownership and operation. Furthermore, we can provide no assurances that significant environmental remediation costs and liabilities will not be incurred by the Partnership in the future. We are currently not aware of any material contingent liabilities that exist with respect to environmental matters, except as noted below.

As described in detail in the 2016 Annual Report, in January 2015, Summit Investments learned of the rupture of a four-inch produced water gathering pipeline on the Meadowlark Midstream system near Williston, North Dakota.  The incident, which was covered by Summit Investments' insurance policies, was subject to maximum coverage of $25.0 million from its pollution liability insurance policy and $200.0 million from its property and business interruption insurance policy.  Summit Investments exhausted the $25.0 million pollution liability policy in 2015.  We submitted property and business interruption claim requests to the insurers and reached a settlement in January 2017.  In connection therewith, we recognized $2.6 million of business interruption recoveries and $0.4 million of property recoveries.

A rollforward of the aggregate accrued environmental remediation liabilities follows.

Total
(In thousands)
Accrued environmental remediation, January 1, 2017	$9,453
Payments made	(307)
Accrued environmental remediation, March 31, 2017	$9,146

As of March 31, 2017, we have recognized (i) a current liability for remediation effort expenditures expected to be incurred within the next 12 months and (ii) a noncurrent liability for estimated remediation expenditures and fines expected to be incurred subsequent to March 31, 2018.  Each of these amounts represent our best estimate for costs expected to be incurred. Neither of these amounts has been discounted to its present value.

While we cannot predict the ultimate outcome of this matter with certainty for Summit Investments or Meadowlark Midstream, especially as it relates to any material liability as a result of any governmental proceeding related to the incident, we believe at this time that it is unlikely that SMLP or its General Partner will be subject to any material liability as a result of any governmental proceeding related to the rupture.